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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8, of our report dated February 25, 2000, included in A-Fem Medical Corporation's Form 10-KSB for the year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.

                                            /s/ Arthur Andersen LLP
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Portland, Oregon
May 9, 2000